                             ISSUANCE ADVICE LETTER

                                  July 28, 1999


ADVICE DTE 98-118

DEPARTMENT OF TELECOMMUNICATIONS AND ENERGY (THE "DEPARTMENT") OF THE COMMONWEALTH OF MASSACHUSETTS

SUBJECT: Issuance Advice Letter for Electric Rate Reduction Bonds ("RRBs") Pursuant to DTE Docket No. 98-118 (the "Financing Order"), Boston Edison Company ("Boston Edison") hereby transmits for filing, on or about the pricing date of this series of RRBs, the initial RTC Charge for such series. This Issuance Advice Letter is for the RRB series Massachusetts RRB Special Purpose Trust BEC-1 Rate Reduction Certificates classes A-1, A-2, A-3, A-4 and A-5. Any capitalized terms not defined herein shall have the meanings ascribed thereto in the Financing Order.

PURPOSE
This filing establishes the following:

(a)      the actual terms of the RRBs being issued;

(b)      confirmation of ratepayer savings;

(c)      the initial RTC Charge for retail users;

(d) the identification of the Transition Property to be sold to a special purpose entity (the "SPE"); and

(e)      the identification of the SPE;

BACKGROUND

In the Financing Order, the Department authorized Boston Edison to file an Issuance Advice Letter when pricing terms for a series of RRBs have been established. This Issuance Advice Letter filing incorporates the methodology for determining the RTC Charge approved and authorized by the Department in the Financing Order to establish the initial RTC Charge for a series of RRBs and establishes the initial RTC Charge to be assessed and collected from all classes of retail users of Boston Edison's distribution system within the geographic service territory as in effect on July 1, 1997, whether or not energy is purchased from Boston Edison or any TPS, and whether or not such distribution system is being operated by Boston Edison or a successor distribution company. The RTC Charge is a portion, which may become all, of the transition charge approved by the Department. The RTC Charge is a usage-based component of the transition charge on each retail user's monthly bill, and may include in the future a component of any exit fee collected pursuant to M.G.L. c. 164, Section 1G(g) until the Total RRB Payment Requirements are discharged in full.

ACTUAL TERMS OF ISSUANCE
   RRB Name:                                 Massachusetts RRB Special Purpose Trust BEC-1 Rate Reduction
                                             Certificates

   RRB Issuer:                               Massachusetts RRB Special Purpose Trust BEC-1

   Trustee(s):                               The Bank of New York, as Note Trustee and Certificate Trustee;
                                             The Bank of New York (Delaware), as Delaware Trustee

   Closing Date:                             July 29, 1999

   Bond Ratings:                             Aaa/AAA/AAA/AAA (Moody's/S&P/Fitch IBCA/Duff & Phelps)

   Amount Issued:                            $725,000,000

   Transaction costs of issuance:            See Attachment 1

   Ongoing transaction costs:                See Attachment 2

   Coupon Rate(s):                           Class A-1:  5.99%; Class A-2:  6.45%; Class A-3:  6.62%; Class A-4:
                                             6.91%; Class A-5:  7.03%

   Call Features:                            5% cleanup call only

   Massachusetts Tax Exempt
   (yes/no):                                 Personal income tax exempt only

   Expected Principal Amortization
   Schedule:                                 See Attachment 3

   Expected Final Maturity:                  Class A-1:  3/15/2001; Class A-2:  9/15/2003; Class A-3:  3/15/2005;
                                             Class A-4: 9/15/2007; Class A-5: 3/15/2010
   Legal Final Maturity:                     Class A-1:  3/15/2003; Class A-2:  9/15/2005; Class A-3:  3/15/2007;
                                             Class A-4: 9/15/2009; Class A-5: 3/15/2012
   Distributions to Investors
   (quarterly or semi-annually):             Semi-Annually

   Annual Servicing Fee as a percent
   of initial RRB principal balance:         0.05%

   Overcollateralization amount
   for the RRBs:                             0.50% of initial RRB principal balance, or $3,625,000

Confirmation of Ratepayer Savings

The Financing Order requires Boston Edison to demonstrate, using the savings methodology approved in that Docket, that the actual terms of the RRB Transaction result in net savings. Attached to this Issuance Advice Letter is a spreadsheet calculation which shows expected net savings of approximately $76 million for this series of RRBs. See Attachment 4.

Initial RTC Charge

Table I below shows the current assumptions for each of the variables used in the initial RTC Charge calculation.

                                     TABLE I
                          INPUT VALUES FOR RTC CHARGES

Forecasted retail kWh sales expected to be realized in current period:                             6,441,583,026
Percent of billed amounts expected to be charged-off:                                            0.67% per annum
Weighted average days sales outstanding:                                                                      45
  (calculated as follows)
         Percent of billed amounts collected in current month:                                             0.00%
         Percent of billed amounts collected in second month after billing:                               49.67%
         Percent of billed amounts collected in third month after billing:                                49.67%
         Percent of billed amounts collected in fourth month after billing:                                0.00%
         Percent of billed amounts collected in fifth month after billing:                                 0.00%
Forecasted annual ongoing transaction expenses*:                                                        $365,681
Required annual overcollateralization amount:                                                           $329,545
Required Interest Payments:                                                                          $30,271,829
Current RRB outstanding balance:                                                                    $725,000,000
Expected RRB outstanding balance as of March 15, 2000:                                              $685,000,000

The initial RTC Charge calculated for retail users is as follows:                               1.1017(cent)/kWh

Transition Property

Transition Property is the property described in M.G.L. c. 164, Section 1H(a) relating to the RTC Charge set forth herein, including, without limitation, the right, title, and interest in and to all revenues, collections, claims, payments, money, or proceeds of or arising from or constituting (a) the reimbursable transition costs amounts established by the Financing Order including such amounts established in the Issuance Advice Letter, (b) the RTC Charge authorized by the Financing Order including the initial RTC Charge set forth in the Issuance Advice Letter, as may be adjusted from time to time in order to generate amounts sufficient to discharge the Total RRB Payment Requirements, and (c) all rights to obtain periodic adjustments and non-routine adjustments to the RTC Charge.

This RTC Charge, as adjusted from time to time, shall remain in place until the Total RRB Payment Requirements are discharged in full.




* Ongoing transaction expenses pro-rated for the initial interest period, which begins on the closing date (7/29/1999) and ends on the first payment date (3/15/2000).

IDENTIFICATION OF SPE

The owner of the Transition Property (the "SPE") will be: BEC Funding LLC. The SPE shall be considered a financing entity for purposes of M.G.L. c.164, Section 1H.



EFFECTIVE DATE

In accordance with the Financing Order, the RTC Charge shall be automatically effective when filed by means of this Issuance Advice Letter and will continue to be effective, unless it is changed by a Routine True-Up Letter or a Non Routine True-Up Letter.

NOTICE

Copies of this filing are being furnished to the parties on the attached service list. Notice to the public is hereby given by filing and keeping this filing open for public inspection at the Company's corporate headquarters.

Enclosures

                                  ATTACHMENT 1
                          TRANSACTION COSTS OF ISSUANCE

                                                                                          Amount
                                                                                          ------
Underwriting spread                                                                      $3,066,750

Financial Advisory Fee                                                                      275,000

Rating agency fees                                                                          510,000

Accounting fees                                                                              75,000

SEC registration fee (.0278%)                                                               201,550

DTE filing fee ($750 for first million plus $150
     for each additional million)                                                           110,100

Printing and marketing expenses                                                             375,000

Trustee fees and counsel                                                                     60,000

Company legal fees and expenses                                                           2,000,000

Underwriters' legal fees and expenses                                                       425,000

Bond counsel legal fees and expenses                                                        425,000

MassDevelopment/HEFA fees                                                                   145,000

Servicing set-up costs                                                                      450,000

SPE set-up costs                                                                             25,000

Miscellaneous costs                                                                         100,000

Expenses in connection with reducing capitalization
    (including call provisions and prepayments)                                         $26,000,000
                                                                                        -----------
Total transaction costs of issuance                                                     $34,243,400*
                                                                                        ===========







* Does not include original issue discount of $244,860.

                                  ATTACHMENT 2
                       ONGOING TRANSACTION COSTS (ANNUAL)

         Ongoing Costs                                                                 Amount
         -------------                                                                 ------
         Administration fee                                                             $  75,000

         Rating agency fees                                                                20,000

         Accounting, legal and trustees' fees                                              75,000

         Servicing fee (.05% of initial principal balance)(1)                             362,500

         Overcollateralization amount                                                     329,545

         Miscellaneous(2)                                                                  50,000
                                                                                           ------

         Total estimated costs                                                           $912,045
                                                                                         ========

--------
(1) These costs will include:
            -   Billing, collecting and remitting the RTC Charges;
            -   Calculate daily amount of remittances to the SPE trustee;
            -   Wire transfer daily remittances to the SPE trustee;
            -   Prepare monthly servicer report for trustee and rating agencies;
            -   Prepare semi-annual servicer report for trustee;
            -   Manage and invest the various SPE cash accounts;
            -   Reflect all transactions on the financial statements;
            -   Perform periodic reconciliations with the trustee;
            -   Perform annual true-up and adjust RTC Charge, as necessary; and
            -   Maintain memorandum account, if any.

(2) These costs would include any contingent liabilities arising in connection with indemnity provisions in the RRB Transaction documents.

                                  ATTACHMENT 3
                         EXPECTED AMORTIZATION SCHEDULE


                   A-1                  A-2                 A-3                 A-4                 A-5           Total Outstanding
Date        Principal Balance    Principal Balance   Principal Balance   Principal Balance   Principal Balance    Principal Balance
29-Jul-99        $108,500,000         $170,609,837        $103,390,163        $170,875,702        $171,624,298         $725,000,000
15-Mar-00          68,500,000          170,609,837         103,390,163         170,875,702         171,624,298          685,000,000
15-Sep-00          30,058,542          170,609,837         103,390,163         170,875,702         171,624,298          646,558,542
15-Mar-01                   0          170,609,837         103,390,163         170,875,702         171,624,298          616,500,000
15-Sep-01                   0          138,240,115         103,390,163         170,875,702         171,624,298          584,130,278
15-Mar-02                   0          102,109,837         103,390,163         170,875,702         171,624,298          548,000,000
15-Sep-02                   0           68,014,173         103,390,163         170,875,702         171,624,298          513,904,336
15-Mar-03                   0           33,609,837         103,390,163         170,875,702         171,624,298          479,500,000
15-Sep-03                   0                    0         103,390,163         170,875,702         171,624,298          445,890,163
15-Mar-04                   0                    0          68,500,000         170,875,702         171,624,298          411,000,000
15-Sep-04                   0                    0          34,649,752         170,875,702         171,624,298          377,149,752
15-Mar-05                   0                    0                   0         170,875,702         171,624,298          342,500,000
15-Sep-05                   0                    0                   0         137,123,948         171,624,298          308,748,246
15-Mar-06                   0                    0                   0         102,375,702         171,624,298          274,000,000
15-Sep-06                   0                    0                   0          68,519,879         171,624,298          240,144,177
15-Mar-07                   0                    0                   0          33,875,702         171,624,298          205,500,000
15-Sep-07                   0                    0                   0                   0         171,624,298          171,624,298
15-Mar-08                   0                    0                   0                   0         137,000,000          137,000,000
15-Sep-08                   0                    0                   0                   0         103,134,628          103,134,629
15-Mar-09                   0                    0                   0                   0          68,500,000           68,500,000
15-Sep-09                   0                    0                   0                   0          34,631,016           34,631,016
15-Mar-10                   0                    0                   0                   0                   0                    0

                            BOSTON EDISON COMPANY
                          SUMMARY OF TRANSITION CHARGE
         FIXED COMPONENT                     PILGRIM SALE - 7/13/99 CLOSING

---------------------------------------------------------------------------
                                 $ IN MILLIONS

                        PRE-TAX     AMORTIZATION                                                    NET FIXED
                       RETURN ON      OF                                                            COMPONENT
                              GENERATION          TRANSMISSION                  ADJUSTMENT          INCLUDING       SECURITIZED
                                RELATED             IN SUPPORT      BASE           FOR               ADJ. FOR          CASH
                             INVESTMENT &          OF REMOTE       TOTAL         RESIDUAL            RESIDUAL          FLOW
LINE                          REGULATORY           GENERATING      FIXED          VALUE               VALUE             AT
#        YEAR                   ASSETS               ASSETS      COMPONENT        CREDIT              CREDIT          7.94%
        COL. A             COL. B      COL. C        COL. D        COL. E        COL. F              COL. G          COL. H

----------------------------------------------------------------------------------------------------------------------------------

                                                                 (Cols.B&C&D)    (Col.J& Col.K)    (Col.E& Col.F)   (Col.M& Col.N)
----------------------------------------------------------------------------------------------------------------------------------


   1     1998             $   88      $ 121         $     1        $    208           ($62)            $    146
   2     1999  1/1/thru       42         69                             111            (33)                  78
               7/26
2a       1999  7/29 thru
               12/31          30         49                              80             (6)                  72          50
   3     2000                 63        138                             201            (22)                 179         117
   4     2001                 54         82                             136            (22)                 114         111
   5     2002                 48         82                             130            (22)                 108         106
   6     2003                 42         82                             123            (22)                 101         101
   7     2004                 35         82                             117            (22)                  95          95
   8     2005                 29         82                             111            (22)                  89          90
   9     2006                 23         82                             105            (22)                  83          85
  10     2007                 17         82                              99            (22)                  77          80
  11     2008                 11         82                              93            (22)                  71          74
  12     2009                  6         82                              87            (22)                  85          69
  13     2010                                                             -              -                    -
  14     2011                                                             -              -                    -
  15     2012                                                             -              -                    -
  16     2013                                                             -              -                    -
  17     2014                                                             -              -                    -
  18     2015                                                             -              -                    -
  19     2016                                                             -              -                    -
  20     2017

----------------------------------------------------------------------------------------------------------------------------------
               TOTAL AMORTIZATION       1,112

LEGEND:                                        This is the NPV of Column G from line 2a onwards discounted at 10.88%



                Securitized
                 Net Fixed
                 Component                                                          Securi-
                 Including                                                          tization
                  Adj. for                                                          Savings
                  Residual                                                          NPV @
Line               Value         Prior           Securitization                     7.94%
#        Year     Credit         RVC     PRVC    Principal      Amort.  Interest    $  76
-----------------------------------------------------------------------------------------------------
         Col. A    Col. I       Col. J  Col. K   Col. L        Col. M   Col. N      Col. 0
                                                                                    (Col. G - Col. H)
                (Col. G 1998-
                7/31/99, Col.H
                6/1/99 - 2008,
              Col. G. 2010-2016
-----------------------------------------------------------------------------------------------------
1        1998     $     146
2        1999            78      (33)            691
2a       1999            50      (24)    16      683           28      22             22
3        2000           117      (57)    35      597           66      50             62
4        2001           111      (57)    35      530           66      45              3
5        2002           108      (57)    35      464           66      40              2
6        2003           101      (57)    35      308           66      34              1
7        2004            95      (57)    35      332           66      29             (1)
8        2005            90      (57)    35      285           66      24             (1)
9        2006            85      (57)    35      199           66      19             (2)
10       2007            80      (57)    35      133           66      13             (3)
11       2008            74      (57)    35       66           66       6             (3)
12       2009            69      (57)    35        0           66       3             (4)
13       2010            -
14       2011            -
15       2012            -
16       2013            -
17       2014            -
18       2015            -
19       2016            -
20       2017

                                  Net Present Value of Securitization Savings @ 7.94% - Pilgrim only               $   70.5
                                  Net Present Value of Securitization Savings @ 7.94% - L'Energia only             $    5.3

                                  Net Present Value of Total Securitization Savings @ 7.94%                        $   75.8



----------------------------------------------------------------------------------------------------------------------------------
LEGEND:
Col. B  per Settlement Attachment 3 at Page 242, Col. B          Potential Balance to be Securitized               $  702.6
Col. C  per Settlement Attachment 3 at Page 242, Col. C          Actual Amount Securitized                            690.7
Col. D  per Settlement Attachment 3 at Page 242, Col. D          Amt. to be recovered in Variable Component        $   11.9
Col. J  per Transition Charge True-up
Col. K  per GOL-3R3, Page 7 of 11 Col. D
        Actual Market Valuation will be credited in Reconciliation Account
                                                                 Check                       $890.7           7.94%
        Note: Numbers may not foot due to rounding
              The Securitization Principal, Amortization, and Interest schedule (Cols. L, M & N) is provided for illustrative purposes.
              The final amounts will vary due to the assumptions listed in Exhibit BE-3 on page 17.
